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                                                                  Exhibit 23 (b)


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in the Registration Statement of Purina Mills, Inc. on Form S-8 (No. 333-45806) of our report dated August 7, 1998, included in this annual report on Form 10-K of Purina Mills, Inc. for the year ended December 31, 2000.



/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
March 26, 2001



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